EXHIBIT 32

CERTIFICATIONS OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL

FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Quarterly Report on Form 10-Q of iVillage Inc. for the quarter ended March 31, 2005, as filed with the Securities and Exchange Commission, the undersigned, Douglas W. McCormick, Chief Executive Officer of iVillage Inc., and Steven A. Elkes, Chief Financial Officer of iVillage Inc., each hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          such Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          the information contained in such Quarterly Report on Form 10-Q for the quarter ended March 31, 2005 fairly presents, in all material respects, the financial condition and results of operations of iVillage Inc.

Date: May 11, 2005	/s/ Douglas W. McCormick
Douglas W. McCormick
Chairman and Chief Executive Officer

Date: May 11, 2005	/s/ Steven A. Elkes
Steven A. Elkes
Chief Financial Officer,
Executive Vice President, Operations
and Business Affairs, and Secretary

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to iVillage Inc. and will be retained by iVillage Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

The information in this Exhibit 32 is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.